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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 7, 2001

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                         Intermedia Communications Inc.
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             (Exact Name of Registrant as Specified in its Charter)



     Delaware                     0-20135                    59-2913586
(State or Other              (Commission File                (IRS Employer
Jurisdiction of                   Number)                 Identification Number)
Incorporation)


                               One Intermedia Way
                                 Tampa, FL 33647
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (813) 829-0011


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Item 5.  Other Events

         On December 7, 2001, Digex, Incorporated, a Delaware corporation and a majority owned subsidiary of Intermedia Communications Inc., filed Amendment No. 2 to its Annual Report on Form 10-K/A for the year ended December 31, 2000 and Amendment No. 1 to its Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2001 and June 30, 2001, a copy of which is attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively.

Item 7.  Financial Statements and Exhibits

Exhibit 99.1 Amendment No. 2 to the Annual Report on Form 10-K/A of Digex, Incorporated for the year ended December 31, 2000 (as filed with the United States Securities and Exchange Commission on December 7, 2001).

Exhibit 99.2 Amendment No. 1 to the Quarterly Report on Form 10-Q/A of Digex, Incorporated for the quarter ended March 31, 2001 (as filed with the United States Securities and Exchange Commission on December 7, 2001).

Exhibit 99.3 Amendment No. 1 to the Quarterly Report on Form 10-Q/A of Digex, Incorporated for the quarter ended June 30, 2001 (as filed with the United States Securities and Exchange Commission on December 7, 2001).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERMEDIA COMMUNICATIONS INC.



                                        By: /s/ Jeanne M. Walters
                                           ----------------------------------
                                           Jeanne M. Walters
                                           Vice President, Controller and
                                           Chief Accounting Officer

Dated: December 7, 2001

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION OF EXHIBIT

99.1 Amendment No. 2 to the Annual Report on Form 10-K/A of Digex, Incorporated for the year ended December 31, 2000 (as filed with the United States Securities and Exchange Commission on December 7, 2001).

99.2 Amendment No. 1 to the Quarterly Report on Form 10-Q/A of Digex, Incorporated for the quarter ended March 31, 2001 (as filed with the United States Securities and Exchange Commission on December 7, 2001).

99.3 Amendment No. 1 to the Quarterly Report on Form 10-Q/A of Digex, Incorporated for the quarter ended June 30, 2001 (as filed with the United States Securities and Exchange Commission on December 7, 2001).